Nature and continuance of operations	12 Months Ended
Dec. 31, 2021
Nature and continuance of operations
Nature and continuance of operations

1.            Nature and continuance of operations

ElectraMeccanica Vehicles Corp (the “Company”) was incorporated on February 16, 2015, under the laws of the Province of British Columbia, Canada, and its principal activity is the development and manufacturing of electric vehicles (“EV”s).

The head office and principal address of the Company are located at 8057 North Fraser Way, Burnaby, British Columbia, Canada, V5J 5M8.

These consolidated financial statements have been prepared on the assumption that the Company will continue in operation for the foreseeable future and will be able to realize assets and discharge liabilities in the ordinary course of operations. The Company’s principal activity is the design, development and manufacturing of electric vehicles. As at December 31, 2021, although the Company has commenced commercial production of the purpose-built single seat SOLO EV, it is not able to finance day-to-day activities through operations. The Company’s continuation is dependent upon the successful results from its electric vehicle manufacturing activities and its ability to attain profitable operations and generate funds there from and/or raise equity capital or borrowings sufficient to meet current and future obligations.

The Company has commenced commercial deliveries of its first SOLO EVs in October 2021. As at December 31, 2021, there have been $1,174,310 revenues recognized from the sale of these electric vehicles.

It is anticipated that additional funding will be required in the future. Management primarily intends to finance its operations over the next 12 months through sales of the SOLO, private placements and/or public offerings of equity capital or debt.